                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 1999-3




Section 7.3 Indenture                         Distribution Date:     12/15/2003
--------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                    4,717,500.00
               Class B Note Interest Requirement                      279,708.54
               Class C Note Interest Requirement                      108,860.15
                       Total                                        5,106,068.69

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                         5.55000
               Class B Note Interest Requirement                         5.79167
               Class C Note Interest Requirement                         1.61000

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                        850,000,000
               Class B Note Principal Balance                         48,295,000
               Class C Note Principal Balance                         67,615,000

(iv)    Amount on deposit in Owner Trust Spread Account            38,636,400.00

(v)     Required Owner Trust Spread Account Amount                 38,636,400.00


                                  By:
                                            ----------------------------------
                                  Name:     Patricia M. Garvey
                                  Title:    Vice President

--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-1




Section 7.3 Indenture                         Distribution Date:     12/15/2003
--------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                      752,500.00
               Class B Note Interest Requirement                       71,458.33
               Class C Note Interest Requirement                      115,624.79
                       Total                                          939,583.13

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                         1.00333
               Class B Note Interest Requirement                         1.14333
               Class C Note Interest Requirement                         1.43889

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                        750,000,000
               Class B Note Principal Balance                         62,500,000
               Class C Note Principal Balance                         80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account             8,928,570.00

(v)     Required Owner Trust Spread Account Amount                  8,928,570.00



                                  By:
                                            ----------------------------------
                                  Name:     Patricia M. Garvey
                                  Title:    Vice President

--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-3




Section 7.3 Indenture                         Distribution Date:     12/15/2003
--------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                      729,166.67
               Class B Note Interest Requirement                       71,458.33
               Class C Note Interest Requirement                      113,749.80
                       Total                                          914,374.80

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                         0.97222
               Class B Note Interest Requirement                         1.14333
               Class C Note Interest Requirement                         1.41556

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                        750,000,000
               Class B Note Principal Balance                         62,500,000
               Class C Note Principal Balance                         80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account             8,928,570.00

(v)     Required Owner Trust Spread Account Amount                  8,928,570.00


                                  By:
                                            ----------------------------------
                                  Name:     Patricia M. Garvey
                                  Title:    Vice President

--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-1




Section 7.3 Indenture                         Distribution Date:     12/15/2003
--------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                      699,720.00
               Class B Note Interest Requirement                       70,342.22
               Class C Note Interest Requirement                      117,215.00
                       Total                                          887,277.22

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                         0.98000
               Class B Note Interest Requirement                         1.18222
               Class C Note Interest Requirement                         1.53222

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                        714,000,000
               Class B Note Principal Balance                         59,500,000
               Class C Note Principal Balance                         76,500,000

(iv)    Amount on deposit in Owner Trust Spread Account             8,500,000.00

(v)     Required Owner Trust Spread Account Amount                  8,500,000.00



                                  By:
                                            ----------------------------------
                                  Name:     Patricia M. Garvey
                                  Title:    Vice President

--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-2




Section 7.3 Indenture                         Distribution Date:     12/15/2003
--------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                      482,222.22
               Class B Note Interest Requirement                       47,962.20
               Class C Note Interest Requirement                       84,167.56
                       Total                                          614,351.98

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                         0.96444
               Class B Note Interest Requirement                         1.15111
               Class C Note Interest Requirement                         1.57111

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                        500,000,000
               Class B Note Principal Balance                         41,666,000
               Class C Note Principal Balance                         53,572,000

(iv)    Amount on deposit in Owner Trust Spread Account             5,952,380.00

(v)     Required Owner Trust Spread Account Amount                  5,952,380.00


                                  By:
                                            ----------------------------------
                                  Name:     Patricia M. Garvey
                                  Title:    Vice President

--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-3




Section 7.3 Indenture                         Distribution Date:     12/15/2003
--------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                      694,166.67
               Class B Note Interest Requirement                       70,972.22
               Class C Note Interest Requirement                      123,124.78
                       Total                                          888,263.67

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                         0.92556
               Class B Note Interest Requirement                         1.13556
               Class C Note Interest Requirement                         1.53222

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                        750,000,000
               Class B Note Principal Balance                         62,500,000
               Class C Note Principal Balance                         80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account             8,928,570.00

(v)     Required Owner Trust Spread Account Amount                  8,928,570.00


                                  By:
                                            ----------------------------------
                                  Name:     Patricia M. Garvey
                                  Title:    Vice President

--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-4




Section 7.3 Indenture                         Distribution Date:     12/15/2003
--------------------------------------------------------------------------------

(i)     Amount of Net Swap Payment                                          0.00
        Amount of Net Swap Receipt                                  3,037,057.33

(ii)    Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(iii)   Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest                                3,850,000.00
               Class B Note Interest                                   81,666.67
               Class C Note Interest                                  141,400.00
                       Total                                        4,073,066.67

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest                                     4.58333
               Class B Note Interest                                     1.16667
               Class C Note Interest                                     1.57111

(iv)    Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                        840,000,000
               Class B Note Principal Balance                         70,000,000
               Class C Note Principal Balance                         90,000,000

(v)     Amount on deposit in Owner Trust Spread Account            10,000,000.00

(vi)    Required Owner Trust Spread Account Amount                 10,000,000.00


                                  By:
                                            ----------------------------------
                                  Name:     Patricia M. Garvey
                                  Title:    Vice President

--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-5




Section 7.3 Indenture                         Distribution Date:     12/15/2003
--------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                    1,195,600.00
               Class B Note Interest Requirement                      128,216.67
               Class C Note Interest Requirement                      222,600.00
                       Total                                        1,546,416.67

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                         0.94889
               Class B Note Interest Requirement                         1.22111
               Class C Note Interest Requirement                         1.64889

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                      1,260,000,000
               Class B Note Principal Balance                        105,000,000
               Class C Note Principal Balance                        135,000,000

(iv)    Amount on deposit in Owner Trust Spread Account            15,000,000.00

(v)     Required Owner Trust Spread Account Amount                 15,000,000.00


                                  By:
                                            ----------------------------------
                                  Name:     Patricia M. Garvey
                                  Title:    Vice President

--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-6




Section 7.3 Indenture                         Distribution Date:     12/15/2003
--------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                      980,000.00
               Class B Note Interest Requirement                      104,533.33
               Class C Note Interest Requirement                      186,480.00
                       Total                                        1,271,013.33

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                         0.97222
               Class B Note Interest Requirement                         1.24444
               Class C Note Interest Requirement                         1.72667

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                      1,008,000,000
               Class B Note Principal Balance                         84,000,000
               Class C Note Principal Balance                        108,000,000

(iv)    Amount on deposit in Owner Trust Spread Account            12,000,000.00

(v)     Required Owner Trust Spread Account Amount                 12,000,000.00


                                  By:
                                            ----------------------------------
                                  Name:     Patricia M. Garvey
                                  Title:    Vice President

--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-1




Section 7.3 Indenture                         Distribution Date:     12/15/2003
--------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                      797,066.67
               Class B Note Interest Requirement                       82,211.11
               Class C Note Interest Requirement                      147,000.00
                       Total                                        1,026,277.78

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                         0.94889
               Class B Note Interest Requirement                         1.17444
               Class C Note Interest Requirement                         1.63333

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                        840,000,000
               Class B Note Principal Balance                         70,000,000
               Class C Note Principal Balance                         90,000,000

(iv)    Amount on deposit in Owner Trust Spread Account            10,000,000.00

(v)     Required Owner Trust Spread Account Amount                 10,000,000.00


                                  By:
                                            ----------------------------------
                                  Name:     Patricia M. Garvey
                                  Title:    Vice President

--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-2




Section 7.3 Indenture                         Distribution Date:     12/15/2003
--------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                    1,070,160.00
               Class B Note Interest Requirement                      110,522.22
               Class C Note Interest Requirement                      197,960.00
                       Total                                        1,378,642.22

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                         0.91000
               Class B Note Interest Requirement                         1.12778
               Class C Note Interest Requirement                         1.57111

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                      1,176,000,000
               Class B Note Principal Balance                         98,000,000
               Class C Note Principal Balance                        126,000,000

(iv)    Amount on deposit in Owner Trust Spread Account            14,000,000.00

(v)     Required Owner Trust Spread Account Amount                 14,000,000.00


                                  By:
                                            ----------------------------------
                                  Name:     Patricia M. Garvey
                                  Title:    Vice President

--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-3




Section 7.3 Indenture                         Distribution Date:     12/15/2003
--------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                    1,264,200.00
               Class B Note Interest Requirement                      128,216.67
               Class C Note Interest Requirement                      225,750.00
                       Total                                        1,618,166.67

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                         1.00333
               Class B Note Interest Requirement                         1.22111
               Class C Note Interest Requirement                         1.67222

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                      1,260,000,000
               Class B Note Principal Balance                        105,000,000
               Class C Note Principal Balance                        135,000,000

(iv)    Amount on deposit in Owner Trust Spread Account            15,000,000.00

(v)     Required Owner Trust Spread Account Amount                 15,000,000.00


                                  By:
                                            ----------------------------------
                                  Name:     Patricia M. Garvey
                                  Title:    Vice President

--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-4




Section 7.3 Indenture                         Distribution Date:     12/15/2003
--------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                    1,146,600.00
               Class B Note Interest Requirement                      116,783.33
               Class C Note Interest Requirement                      205,800.00
                       Total                                        1,469,183.33

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                         0.91000
               Class B Note Interest Requirement                         1.11222
               Class C Note Interest Requirement                         1.52444

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                      1,260,000,000
               Class B Note Principal Balance                        105,000,000
               Class C Note Principal Balance                        135,000,000

(iv)    Amount on deposit in Owner Trust Spread Account            15,000,000.00

(v)     Required Owner Trust Spread Account Amount                 15,000,000.00


                                  By:
                                            ----------------------------------
                                  Name:     Patricia M. Garvey
                                  Title:    Vice President

--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-5




Section 7.3 Indenture                         Distribution Date:     12/15/2003
--------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                      797,066.67
               Class B Note Interest Requirement                       80,577.78
               Class C Note Interest Requirement                      144,900.00
                       Total                                        1,022,544.44

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                         0.94889
               Class B Note Interest Requirement                         1.15111
               Class C Note Interest Requirement                         1.61000

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                        840,000,000
               Class B Note Principal Balance                         70,000,000
               Class C Note Principal Balance                         90,000,000

(iv)    Amount on deposit in Owner Trust Spread Account            10,000,000.00

(v)     Required Owner Trust Spread Account Amount                 10,000,000.00


                                  By:
                                            ----------------------------------
                                  Name:     Patricia M. Garvey
                                  Title:    Vice President

--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-6




Section 7.3 Indenture                         Distribution Date:     12/15/2003
--------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                      848,026.67
               Class B Note Interest Requirement                       88,036.67
               Class C Note Interest Requirement                      167,090.00
                       Total                                        1,103,153.33

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                         0.91778
               Class B Note Interest Requirement                         1.14333
               Class C Note Interest Requirement                         1.68778

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                        924,000,000
               Class B Note Principal Balance                         77,000,000
               Class C Note Principal Balance                         99,000,000

(iv)    Amount on deposit in Owner Trust Spread Account            11,000,000.00

(v)     Required Owner Trust Spread Account Amount                 11,000,000.00


                                  By:
                                            ----------------------------------
                                  Name:     Patricia M. Garvey
                                  Title:    Vice President

--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-7




Section 7.3 Indenture                         Distribution Date:     12/15/2003
--------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                      607,600.00
               Class B Note Interest Requirement                       63,291.67
               Class C Note Interest Requirement                      124,425.00
                       Total                                          795,316.67

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                         0.96444
               Class B Note Interest Requirement                         1.20556
               Class C Note Interest Requirement                         1.84333

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                        630,000,000
               Class B Note Principal Balance                         52,500,000
               Class C Note Principal Balance                         67,500,000

(iv)    Amount on deposit in Owner Trust Spread Account             7,500,000.00

(v)     Required Owner Trust Spread Account Amount                  7,500,000.00



                                  By:
                                            ----------------------------------
                                  Name:     Patricia M. Garvey
                                  Title:    Vice President

--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-8




Section 7.3 Indenture                         Distribution Date:     12/15/2003
--------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                      848,026.67
               Class B Note Interest Requirement                       89,234.44
               Class C Note Interest Requirement                      170,940.00
                       Total                                        1,108,201.11

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                         0.91778
               Class B Note Interest Requirement                         1.15889
               Class C Note Interest Requirement                         1.72667

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                        924,000,000
               Class B Note Principal Balance                         77,000,000
               Class C Note Principal Balance                         99,000,000

(iv)    Amount on deposit in Owner Trust Spread Account            11,000,000.00

(v)     Required Owner Trust Spread Account Amount                 11,000,000.00


                                  By:
                                            ----------------------------------
                                  Name:     Patricia M. Garvey
                                  Title:    Vice President

--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2003-1




Section 7.3 Indenture                         Distribution Date:     12/15/2003
--------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                    1,146,600.00
               Class B Note Interest Requirement                      121,683.33
               Class C Note Interest Requirement                      233,100.00
                       Total                                        1,501,383.33

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                         0.91000
               Class B Note Interest Requirement                         1.15889
               Class C Note Interest Requirement                         1.72667

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                      1,260,000,000
               Class B Note Principal Balance                        105,000,000
               Class C Note Principal Balance                        135,000,000

(iv)    Amount on deposit in Owner Trust Spread Account            15,000,000.00

(v)     Required Owner Trust Spread Account Amount                 15,000,000.00


                                  By:
                                            ----------------------------------
                                  Name:     Patricia M. Garvey
                                  Title:    Vice President

--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2003-2




Section 7.3 Indenture                         Distribution Date:     12/15/2003
--------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                    1,076,824.00
               Class B Note Interest Requirement                      107,244.67
               Class C Note Interest Requirement                      226,996.00
                       Total                                        1,411,064.67

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                         0.95667
               Class B Note Interest Requirement                         1.14333
               Class C Note Interest Requirement                         1.88222

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                      1,125,600,000
               Class B Note Principal Balance                         93,800,000
               Class C Note Principal Balance                        120,600,000

(iv)    Amount on deposit in Owner Trust Spread Account            13,400,000.00

(v)     Required Owner Trust Spread Account Amount                 13,400,000.00


                                  By:
                                            ----------------------------------
                                  Name:     Patricia M. Garvey
                                  Title:    Vice President

--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2003-3




Section 7.3 Indenture                         Distribution Date:     12/15/2003
--------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                    1,145,130.00
               Class B Note Interest Requirement                      114,047.50
               Class C Note Interest Requirement                      219,450.00
                       Total                                        1,478,627.50

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                         0.95667
               Class B Note Interest Requirement                         1.14333
               Class C Note Interest Requirement                         1.71111

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                      1,197,000,000
               Class B Note Principal Balance                         99,750,000
               Class C Note Principal Balance                        128,250,000

(iv)    Amount on deposit in Owner Trust Spread Account            14,250,000.00

(v)     Required Owner Trust Spread Account Amount                 14,250,000.00


                                  By:
                                            ----------------------------------
                                  Name:     Patricia M. Garvey
                                  Title:    Vice President

--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2003-4




Section 7.3 Indenture                         Distribution Date:     12/15/2003
--------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                      644,186.67
               Class B Note Interest Requirement                       69,865.83
               Class C Note Interest Requirement                      120,277.50
                       Total                                          834,330.00

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                         1.05778
               Class B Note Interest Requirement                         1.37667
               Class C Note Interest Requirement                         1.84333

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                        609,000,000
               Class B Note Principal Balance                         50,750,000
               Class C Note Principal Balance                         65,250,000

(iv)    Amount on deposit in Owner Trust Spread Account             7,250,000.00

(v)     Required Owner Trust Spread Account Amount                  7,250,000.00


                                  By:
                                            ----------------------------------
                                  Name:     Patricia M. Garvey
                                  Title:    Vice President

--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2003-5




Section 7.3 Indenture                         Distribution Date:     12/15/2003
--------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                      810,133.33
               Class B Note Interest Requirement                       78,944.44
               Class C Note Interest Requirement                      142,800.00
                       Total                                        1,031,877.78

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                         0.96444
               Class B Note Interest Requirement                         1.12778
               Class C Note Interest Requirement                         1.58667

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                        840,000,000
               Class B Note Principal Balance                         70,000,000
               Class C Note Principal Balance                         90,000,000

(iv)    Amount on deposit in Owner Trust Spread Account            10,000,000.00

(v)     Required Owner Trust Spread Account Amount                 10,000,000.00


                                  By:
                                            ----------------------------------
                                  Name:     Patricia M. Garvey
                                  Title:    Vice President

--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2003-6




Section 7.3 Indenture                         Distribution Date:     12/15/2003
--------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                    2,441,101.60
               Class B Note Interest Requirement                      242,625.13
               Class C Note Interest Requirement                      406,446.60
                       Total                                        3,090,173.33

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                         1.45304
               Class B Note Interest Requirement                         1.73304
               Class C Note Interest Requirement                         2.25804

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                      1,680,000,000
               Class B Note Principal Balance                        140,000,000
               Class C Note Principal Balance                        180,000,000

(iv)    Amount on deposit in Owner Trust Spread Account            20,000,000.00

(v)     Required Owner Trust Spread Account Amount                 20,000,000.00


                                  By:
                                            ----------------------------------
                                  Name:     Patricia M. Garvey
                                  Title:    Vice President

--------------------------------------------------------------------------------